Dear Shareholders:
--------------------------------------------------------------------------------

    The Lexington Growth and Income Fund showed a 22.57%* return for the year ended December 31, 1995. This compares to a 30.82% return for the average growth and income fund monitored by Lipper Analytical Services, Inc. during the same period.

    The year ended on a strong note with the same positive conditions existing that drove stock prices steadily higher throughout the year. These conditions included low inflation, falling interest rates, slow economic growth, strong corporate profits, and high demand for stocks from the strong flow of money into equity mutual funds. At the same time, the supply of stocks shrank as corporations used their strong cash flow to repurchase stock and consummate strategic combinations. Add to this the very positive reaction by the markets to the Republican victory in the 1994 elections, and the perceptions that favorable, fundamental changes in Washington's fiscal policy were underway, and you have the makings of a very ebullient investment environment.

    The U. S. stock market ended up the winner around the world as well, with the highest return of all the major world markets. Economic conditions were also similar for most of our major trading partners with low inflation, declining interest rates and slow growth the norm. Japan was a significant exception as banking problems intensified, and economic growth actually turned negative.

    Although many of the same conditions that drove stock prices higher in 1995 still exist, there are several reasons for caution. While investors have become complacent with regard to inflation, prices for energy and many important agricultural commodities are rising and it is possible that, with tight labor markets in several areas, labor may begin to garner a greater share of corporate profits by way of wage increases. These could force consumer prices higher, and with expectations low, any uptick in inflation will likely be taken negatively by the financial markets. Another concern is that expectations for corporate profit growth appear too high. Analysts are estimating another 15% increase in unmanaged Standard and Poor's 500 Stock Price Index earnings in 1996 on top of the 20% plus gains registered in recent years. With profit margins already at or near peak levels, and slow economic growth expected in the U.S. and for many of our trading partners, these estimates appear optimistic. Reduced earnings expectations could prove unsettling to stock prices. Lastly, as this is being written, Congress and the President have yet to agree on a budget, balanced or otherwise. If the budget stalemate persists, optimism on a major shift toward fiscal responsibility in Washington may be tested. Any of these concerns may prove to be the catalyst for the long overdue correction in stock prices.

    In general however, stocks do not appear to be overvalued, and the outlook for continued economic growth, with subdued levels of interest rates and inflation still provides a positive framework for ultimately higher stock market levels.

    The 1995 stock market may be characterized as a very narrow market, in that approximately 15% of the unmanaged Standard and Poor's 500 Stock Price Index accounted for about 75% of the entire gain of that Index. Nearly half of those leading stocks were in the technology and financial sectors, and the low representation of those stocks in the portfolio contributed to the relative underperformance of the fund. This was particularly true in the first nine months of the year. In addition, the Fund's exposure to economically sensitive issues hurt performance when the economy unexpectedly slowed in the first quarter of the year.

    In the fourth quarter, the Fund's relative performance improved. The Fund continued to focus on attractively valued stocks with positive earnings and price momentum. This led to significant weightings in the health care, aerospace, and energy sectors which were strong performers in the fourth quarter. The Fund's low exposure to technology also benefitted performance late in the year as that high flying sector began to correct.

    We appreciate your continued support and welcome the opportunity to discuss any questions you may have about your investment.

                               Sincerely,



Alan H. Wapnick                          Robert M. DeMichele
Portfolio Manager                        President
January, 1996                            January, 1996
____________________________________________________________________________
                                   GRAPH
   Paper version of this shareholder report contains a graph comparing the changes in value of a $10,000 investment in
                Lexington Growth and Income Fund, Inc., and
           the unmanaged Standard & Poor's 500 Stock Price Index
____________________________________________________________________________

*22.57%, 13.54% and 11.05% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1995. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Total return represents past performance.

(Left column)

Lexington Growth and Income Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995

Number of                                                      Value
Shares                       Security                        (Note 1)
-----------------------------------------------------------------------
            COMMON STOCKS: 99.8%
            BANKING: 6.0%
 56,300     Bank of New York Company, Inc...............   $  2,744,625
 33,300     J P Morgan & Company........................      2,672,325
 85,500     US Bancorp..................................      2,869,594
                                                           ------------
                                                              8,286,544
                                                           ------------
            Capital Equipment: 16.3%
 37,300     Boeing Company..............................      2,923,388
 58,000     Ceridian Corporation1.......................      2,392,500
 83,700     Deere & Company.............................      2,950,425
 66,000     Dover Corporation...........................      2,433,750
 48,700     Fluor Corporation...........................      3,214,200
 38,600     Lockheed Martin Corporation.................      3,049,400
 88,200     Loral Corporation...........................      3,120,075
 18,600     Xerox Corporation...........................      2,548,200
                                                           ------------
                                                             22,631,938
                                                           ------------
            Chemicals-Specialty: 1.8%
 67,000     Union Carbide Corporation...................      2,512,500
                                                           ------------

            Consumer-Non Durable Goods: 9.6%
 36,900     CPC International, Inc. ....................      2,532,262
 41,000     Hershey Foods Corporation 2,665,000
 47,100     PepsiCo, Inc................................      2,631,712
 52,200     Pioneer Hi-Bred International, Inc. ........      2,903,625
 30,600     Procter & Gamble Company....................      2,539,800
                                                           ------------
                                                             13,272,399
                                                           ------------
            Electrical And Electronics: 1.9%
 32,300     Hewlett-Packard Company.....................      2,705,125
                                                           ------------

            Energy Sources: 12.4%
 54,000     Burlington Resources, Inc. .................      2,119,500
102,200     Diamond Offshore Drilling, Inc.1 ...........      3,449,250
 62,000     Halliburton Company.........................      3,138,750
 25,900     Mobil Corporation...........................      2,900,800
106,300     Valero Energy Corporation...................      2,604,350
 67,900     Williams Companies, Inc. ...................      2,979,112
                                                           ------------
                                                             17,191,762
                                                           ------------
            Environmental Technology: 2.0%
 67,900     Millipore Corporation.......................      2,792,388
                                                           ------------

(Right column)

Number of                                                      Value
Shares                       Security                        (Note 1)
-----------------------------------------------------------------------
            Financial Services: 14.2%
 59,000     American Express Company....................   $  2,441,125
 30,000     American International Group................      2,775,000
 27,700     Chubb Corporatio............................      2,679,975
 32,000     Foremost Corporation of America.............      1,632,000
 17,200     General Re Corporation......................      2,666,000
 39,700     Household International, Inc................      2,347,262
 37,000     NationsBank Corporation.....................      2,576,125
 77,400     Safeco Corporation..........................      2,675,137
                                                           ------------
                                                             19,792,624
                                                           ------------
            Health & Personal Care: 8.4%
 29,500     American Home Products Corporation..........      2,861,500
 56,000     Eli Lilly & Company.........................      3,150,000
 33,900     Johnson & Johnson...........................      2,902,688
 63,750     St. Jude Medical, Inc.1.....................      2,733,281
                                                           ------------
                                                             11,647,469
                                                           ------------
            Healthcare Miscellaneous: 2.2%
 34,400     PacifiCare Health Systems, Inc.1............      3,001,400
                                                           ------------
            Materials: 5.5%
 47,000     Aluminum Company of America.................      2,485,125
 36,300     FMC Corporation1  2,454,788
 46,800     Hercules, Inc...............................      2,638,350
                                                           ------------
                                                              7,578,263
                                                           ------------
            Medical Products & Supplies: 2.0%
 66,000     Abbott Laboratories.........................      2,755,500
                                                           ------------

            Merchandising: 5.7%
149,000     Borders Group, Inc.1........................      2,756,500
 73,000     Circuit City Stores, Inc. ..................      2,016,625
 86,000     Winn-Dixie Stores, Inc......................      3,171,250
                                                           ------------
                                                              7,944,375
                                                           ------------

            Services: 7.9%
 92,900     Ecolab, Inc. ...............................      2,787,000
 67,900     Meredith Corporation........................      2,843,313
 63,100     Service Corporation International...........      2,776,400
 54,000     Viacom, Inc.1 ..............................      2,558,250
                                                           ------------
                                                             10,964,963
                                                           ------------

(Left column)

Lexington Growth and Income Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)

Number of                                                      Value
Shares                       Security                        (Note 1)
-----------------------------------------------------------------------
            Telecommunications: 2.1%
 50,500     Ameritech Corporation.......................   $  2,979,500
                                                           ------------
            Transportation: 1.8%
 38,500     Union Pacific Corporation...................      2,541,000
                                                           ------------

            TOTAL COMMON STOCKS
              (cost $127,470,606).......................    138,597,750
                                                           ------------


(Right column)

Number of                                                      Value
Shares                       Security                        (Note 1)
-----------------------------------------------------------------------
             SHORT-TERM INVESTMENTS: 1.1%
$1,600,000   U.S. Treasury Bill
              5.15% due O1/04/96 (cost $1,599,313)......   $  1,599,313
                                                           ------------
             TOTAL INVESTMENTS: 100.9%
               (cost $129,069,919+) (Note 1)............    140,197,063
             Liabilities in excess
               of other assets: (0.9%)..................     (1,296,523)
                                                           ------------
             TOTAL NET ASSETS: 100.0%
               (equivalent to $15.71 per share on
               8,844,228 shares outstanding.............   $138,900,540
                                                           ============

------------
1Non-income producing securities.
+Aggregate cost for Federal Income tax purposes is identical.

    The Notes to Financial Statements are an integral part of this statement.

(Left column)

Lexington Growth and Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 1995

Assets

Investment in securities, at value
  (cost $129,069,919) (Note 1)..........................  $140,197,063
Cash....................................................        72,319
Receivable for shares sold..............................        96,171
Dividends and interest receivable.......................       256,956
                                                          ------------
  Total Assets..........................................   140,622,509
                                                          ------------
Liabilities
Due to Lexington Management Corporation
  (Note 2)..............................................        77,728
Payable for shares redeemed.............................        35,772
Distributions payable...................................     1,530,125
Accrued expenses........................................        78,344
                                                          ------------
  Total Liabilities.....................................     1,721,969
                                                          ------------
Net Assets (equivalent to $15.71 per share on
  8,844,228 shares outstanding) (Note 4)................  $138,900,540
                                                          ============
Net Assets consist of:
Capital stock-authorized 500,000,000
  shares, $.001 par value per share.....................  $      8,844
Additional paid-in capital (Note 1).....................   127,066,558
Undistributed net investment income
  (Note 1)..............................................       695,588
Accumulated net realized gains on
  investments (Note 1)..................................         2,406
Net unrealized appreciation of investments..............    11,127,144
                                                          ------------
                                                          $138,900,540
                                                          ============


(Right column)

Lexington Growth and Income Fund, Inc.
Statement of Operations
Year ended December 31, 1995

Investment Income
Income
  Dividends...............................   $ 2,699,630
  Interest................................       543,200
                                             -----------
                                               3,242,830
  Less: foreign tax expense...............        13,227
                                             -----------
      Total investment income...........................  $  3,229,603

Expenses
  Investment advisory fee (Note 2.........       935,397
  Accounting and shareholder
    services expense (Note 2).............       198,790
  Custodian and transfer agent
    expenses..............................        56,625
  Printing and mailing....................        59,388
  Directors' fees and expenses............        10,371
  Audit and legal.........................        38,131
  Registration fees.......................        21,117
  Distribution expenses (Note 3)..........        31,339
  Computer processing fees................        17,483
  Other expenses..........................        56,229
                                             -----------
      Total expenses....................................     1,424,870
                                                          ------------
      Net investment income.............................     1,804,733

Realized and Unrealized Gain on Investments
(Note 5)
Net realized gain on
  investments...........................................    15,931,202
Net change in unrealized appreciation on
  investments...........................................     9,051,101
                                                          ------------
    Net realized and unrealized gain....................    24,982,303
                                                          ------------
Increase in Net Assets Resulting
  from Operations.......................................  $ 26,787,036
                                                          ============

   The Notes to Financial Statements are an integral part of these statements.

(Left column)

Lexington Growth and Income Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1995 and 1994

                                                      1995             1994
                                                  ------------     ------------
Net investment income...........................  $  1,804,733     $  1,410,631
Net realized gain from security
  transactions..................................    15,931,202        7,178,841
Increase (decrease) in unrealized
  appreciation of investments...................     9,051,101      (12,748,337)
                                                  ------------     ------------
  Net increase (decrease) in net assets
    resulting from operations...................    26,787,036       (4,158,865)
Distributions to shareholders from net
  investment income ............................    (1,809,688)      (1,348,135)
Distributions to shareholders from net
  realized gains from security
  transactions .................................   (13,290,821)      (7,199,281)
Distributions to shareholders in excess of
  net realized gains from security
  transactions (Note 1).........................          -          (1,937,432)
Increase in net assets from capital
  share transactions (Note 4)...................     2,925,345        4,424,144
                                                  ------------     ------------
  Net increase (decrease) in net assets.........    14,611,872      (10,219,569)

Net Assets
  Beginning of period...........................   124,288,668      134,508,237
                                                  ------------     ------------
  End of period (including undistributed
    net investment income of $695,588
    and $62,496, respectively) (Note 1).........  $138,900,540     $124,288,668
                                                  ============     ============
The Notes to Financial Statements are an integral part of these statements.

Lexington Growth and Income Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994

1.  Significant Accounting Policies

Lexington Growth and Income Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's principal investment objective is long-term appreciation of capital. Income is a secondary objective. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

   Securities Security transactions are accounted for on a trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Investments are stated at market value based on closing prices reported by the exchanges on which the securities are traded on the last business day of the period or, for over-the-


(Right column)

counter securities, at the average between bid and asked prices. Short-term securities are stated at amortized cost which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

     Distributions In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of December 31, 1995, book and tax differences amounting to $62,496 have been reclassified from undistributed net investment income to additional paid-in capital. In addition, $700,543 was reclassified from accumulated net realized gains on investments to undistributed net investment income. As of December 31, 1994, book and tax basis differences amounting to $29,385 have been reclassified from undistributed net investment income and distributions in excess of net realized gain to additional paid-in capital. Distributions in excess of net realized gains reflect temporary book-tax differences arising from Internal Revenue Code Excise Tax distribution requirements and associated post-October loss deferral provisions, which effectively allow the deferral of some net realized capital losses to the next tax year.

     Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.

2.  Investment Advisory Fee and Other
    Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.75% of the Fund's average daily net assets up to $100 million and in decreasing stages to 0.4% of average daily net assets in excess of $250 million. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1995.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund but paid by LMC.

(Left column)

Lexington Growth and Income Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994 (continued)

3.  Distribution Plan

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Fund Distributors, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1995 were $31,339 which are set forth in the statement of operations.

4.  Capital Stock

Transactions in capital stock were as follows:

                               Year Ended                 Year Ended
                           December 31, 1995           December 31, 1994
                         ------------------------   ------------------------
                           Shares        Amount       Shares        Amount
                         ----------   -----------   ----------   -----------
Shares sold.............    423,165   $ 6,632,289      890,121   $14,369,520
Shares issued to share-
  holders on reinvest-
  ment of dividends.....    854,913    13,393,562      640,376     9,254,980
                         ----------   -----------   ----------   -----------
                          1,278,078    20,025,851    1,530,497    23,624,500
Shares redeemed......... (1,087,805)  (17,100,506)  (1,199,120)  (19,200,356)
                         ----------   -----------   ----------   -----------
Net increase............    190,273   $ 2,925,345      331,377   $ 4,424,144
                         ==========   ===========   ==========   ===========

(Right column)

5.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1995, excluding short-term securities, were $196,540,300 and $196,214,523, respectively.

At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $13,689,179 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,562,035.

6.  Investment Risks

The Fund's ability to invest in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

--------------------------------------------------------------------------------
Financial Highlights
Selected per share data for a share outstanding throughout the period:

                                                                         Year ended December 31,
                                                            --------------------------------------------------
                                                             1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................    $14.36     $16.16     $16.25     $16.39     $14.24
                                                            ------     ------     ------     ------     ------
Income from investment operations:
  Net investment income.................................       .22        .17        .21        .23        .35
  Net realized and unrealized gain (loss) on investments      3.00       (.68)      1.94       1.79       3.17
                                                            ------     ------     ------     ------     ------
Total income (loss) from investment operations..........      3.22       (.51)      2.15       2.02       3.52
                                                            ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income..................      (.22)      (.16)      (.21)      (.32)      (.35)
  Distributions from net realized capital gains.........     (1.65)      (.91)     (2.03)     (1.84)     (1.02)
  Distributions in excess of net realized gains
    (temporary book-tax difference).....................       -         (.22)       -          -          -
                                                            ------     ------     ------     ------     ------
Total distributions.....................................     (1.87)     (1.29)     (2.24)     (2.16)     (1.37)
                                                            ------     ------     ------     ------     ------
Net asset value, end of period..........................    $15.71     $14.36     $16.16     $16.25     $16.39
                                                            ======     ======     ======     ======     ======
Total return............................................    22.57%     (3.11%)    13.22%     12.36%     24.87%

Ratios to average net assets:
  Expenses..............................................     1.09%      1.15%      1.29%      1.20%      1.13%
  Net investment income.................................     1.38%      1.06%      1.20%      2.57%      2.19%
Portfolio turnover......................................   159.94%     63.04%     93.90%     88.13%     80.33%
Net assets at end of period (000's omitted).............  $138,901   $124,289   $134,508   $126,241   $121,263


Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Growth and Income Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Growth and Income Fund, Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Growth and Income Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                  KPMG Peat Marwick LLP

New York, New York
February 5, 1996

(Left column)

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------
As a Lexington shareholder, you should be aware of the many services available to you.

No Load-The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.
                              --------------------
Free Telephone Exchange-Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.
                              --------------------
Check Writing Privileges-Lexington Money Market Trust and Lexington Tax Free Money Fund permit investors immediate access to their funds with check writing for withdrawals from their account.
                              --------------------
Tax Sheltered Plans-IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.
                              --------------------
Custodial Accounts for Minors-Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.
                              --------------------
Systematic Withdrawal Plan-An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.
                              --------------------
Complete Record Keeping-A statement is provided for every transaction in addition to a year-end statement with tax information.



(Right column)

The Lexington Group of
No Load Investment Companies

Lexington Worldwide Emerging Markets Fund, Inc.-Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Global Fund, Inc.-Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

Lexington International Fund, Inc.-Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

Lexington Crosby Small Cap Asia Growth Fund, Inc.-Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington  Ramirez  Global  Income  Fund-Seeks  high  current  income.   Capital
appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Lexington Goldfund, Inc.-Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

Lexington Growth and Income Fund, Inc.-Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

Lexington Corporate Leaders Trust Fund-Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

Lexington SmallCap Value Fund, Inc.-Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

Lexington Convertible Securities Fund-Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

Lexington GNMA Income Fund, Inc.-Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Lexington Money Market Trust-Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

Lexington  Tax Free Money Fund,  Inc.-Seeks  current  income exempt from Federal
income  taxes  while   maintaining   stability  of   principal,   liquidity  and
preservation of capital.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

Lexington
Growth and Income Fund, Inc.

Investment Adviser
--------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


--------------------------------------------------------------------------------
All shareholder requests for services of any kind should be sent to:

Transfer Agent
--------------------------------------------------------------------------------
STATE STREET BANK AND
TRUST COMPANY
c/o National Financial Data Services
1004 Baltimore
Kansas City, Missouri 64105

Or call toll free:
Service and Sales: 1-800-526-0056
24 Hour Account Information:
1-800-526-0052
--------------------------------------------------------------------------------


-------------------------------------------------------
(800) 526-0052

                    "LEXLINE"
      24 hour toll-free telephone access to your
              Lexington Fund account
     Price/Yield * Account Balances * Exchanges *
Last Transactions * Total Return * Duplicate Statements
-------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Growth and Income Fund, Inc.
and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


(Right column)



       --------------------------------------------
                        LEXINGTON
       --------------------------------------------




       --------------------------------------------
                        LEXINGTON
                         GROWTH
                           AND
                         INCOME
                       FUND, INC.

                      (filled box)

           Seeks capital appreciation over the
            long term through investments in
            the stocks of large, ably managed
              and well financed companies.

                      (filled box)

                      ANNUAL REPORT
                    DECEMBER 31, 1995

                   The Lexington Group
                       of No Load
                  Investment Companies
       --------------------------------------------